TABLE OF CONTENTS

Prospectus

THE MP 63 FUND, INC.

June 30, 2011

TICKER SYMBOL:      DRIPX

The MP63 Fund, Inc. (the “Fund”), seeks long-term capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED  THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

Section 1  | Fund Summary

    Investment Objective

    Fees and Expenses

    Principal Investment Strategies

    Principal Risks

Past Performance

Management

Purchase and Sale of Fund Shares

Tax Information

Payments to Broker/Dealers & Other Financial Intermediaries

Section 2 | Additional Investment Information Investment Objective Investment Strategies and Policies Principal Investment Risks MP63 Stock Index Portfolio Holdings Disclosure
Section 3 | Management Investment Advisor Portfolio Managers

Section 4  |  How to Purchase Shares

    How Shares are Priced Each Day

    Fair Value Pricing

    How to Invest in the Fund

    Opening and Adding to Your Account

    Purchases Through Financial Services Organizations

    Purchasing Shares by Mail

    Purchasing Shares by Telephone and Wire Transfer

    Automatic Investment Plan

    Tax Qualified Retirement Plans

    Miscellaneous Purchase Information

Section 5 | How to Redeem Shares General Redemption Information Signature Guarantees Redemption By Mail Redemption By Telephone Payment of Redemption Proceeds Redemption Fee Involuntary Redemption
Section 6 | General Information Dividends and Distributions Tax Status Code of Ethics Portfolio Transactions and Brokerage Commissions

Section 7 | Financial Highlights
Section 8 | Privacy Statement
Section 9 | For More Information

Section 1 |  FUND SUMMARY

INVESTMENT OBJECTIVE-  The Fund seeks long-term capital appreciation

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees: (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed within 180 days of purchase)	1.00%
Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees	0.35%
Distribution & Servicing (12b-1) Fees	0.00%
Other Expenses	0.54%
Total Annual Fund Operating Expenses)	0.89%

EXPENSE EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

You would pay the following expenses if you did not redeem your shares.

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that make up the Moneypaper 63 Stock Index (the “Index”), typically large-capitalization stocks, with an emphasis on quality and diversity.  The Moneypaper 63 Stock Index is diversified across industries and is composed of companies that offer direct investment plans (“DRIPs”), regardless of the relative size of the companies.  Generally, each company is allocated an equal amount of the total to be invested, in the manner consistent with dollar-cost averaging.  The Fund invests in the stocks that make up the Index, without regard to market capitalization.  The Fund can invest in any security of any size, so long as the stock is included in the Index.

Fund assets that are not invested in common stock of companies that make up the Moneypaper 63 Stock Index are normally invested in cash or cash equivalents, including shares of money market mutual funds. If the Fund invests in shares of  another mutual fund, including a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.

To facilitate this investment strategy, the Fund offers an Automatic Investment Plan and encourages shareholders to hold shares in the Fund for the long term.

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

General Risks

You could lose money investing in the Fund.  When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

Risks of Investing in Common Stocks

Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies.  Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile.

Focused Portfolio Risks

The Fund invests the majority of its assets in the securities that make up the Moneypaper 63 Stock Index.  Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than a fund that holds a larger array of securities.

PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.mp63fund.com and by calling toll-free 1-877-MP63FUN (676-3386).

Year-By-Year Annual Returns

(for calendar years ending on December 31)

30%
25%			27.28%						24.72%
20%
15%						12.07%
10%				11.03%						12.67
5%					3.35%		5.73%
0%
-5%	-1.09%
-10%
-15%		-14.97%
-20%
-25%
-30%
								-31.10%
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010

During the periods covered in the bar chart, the highest return for a quarter was + 17.94% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.47% (quarter ended December 31, 2008).   The Fund’s year-to-date return as of March 31, 2011 was 4.43%.

Average Annual Total Returns (for periods ending on December 31, 2010)	One Year	Five Years	Ten Years
Return Before Taxes	12.67%	2.78%	3.49%
After-Tax Return on Distributions	12.02%	1.95%	2.92%
Return After-Tax Return on Distributions and Sale of Fund Shares	8.23%	2.04%	2.68%
S&P 500 Composite Index (reflects no deduction for fee, expenses or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser- The Moneypaper Advisor, Inc.

Portfolio Managers-  Vita Nelson, President,  and David Fish, Treasurer,  have served as portfolio managers to the Fund since the Fund’s inception in February 1999.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $1,000 and $100 for subsequent investments.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund’s shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SECTION 2  |  ADDITIONAL INVESTMENT INFORMATION

This section provides you with additional information concerning the Fund’s investment objectives, strategies and policies and principal risks.

INVESTMENT OBJECTIVE

The MP 63 Fund, Inc. (the “Fund”) seeks long-term capital appreciation.  The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the “Advisor”) for long- term capital appreciation.

INVESTMENT STRATEGIES AND POLICIES

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that make up the Moneypaper 63 Stock Index (the “Index”), typically large-capitalization stocks, with an emphasis on quality and diversity.  The Index is diversified across industries and is composed of companies that offer direct investment plans (“DRIPs”), regardless of the relative size of the companies.  Generally, each company is allocated an equal amount of the total to be invested, in the manner consistent with dollar-cost averaging.  To facilitate this investment strategy, the  Fund offers an Automatic Investment Plan and encourages shareholders to hold shares in the Fund for the long term.

The Fund seeks to provide investors with long-term capital appreciation through the accumulation of shares of common stock.  The Advisor will make no effort to time the market, and its investment  decisions will not be influenced by movement in the stock market in general, and will not respond to the day-to-day ups and downs of the business activities of the companies it holds.  Unlike many other equity  mutual funds, the Fund does not view a drop in the value of the shares held by the Fund as a negative  occurrence.  Because the Fund expects to accumulate shares in the same companies over a period  of  years, drops in the market prices of any of its holdings give the Fund the ability to buy shares at favorable prices.

The Fund is not intended to be a complete investment program.  There is no assurance that the Fund will achieve its investment objective, which may not be changed without shareholder approval.  However, specific investment policies employed by the Advisor to achieve the Fund’s objective may be changed or eliminated by the Fund’s Board of Directors without shareholder approval.  The Fund has also adopted investment restrictions, most of which may not be changed without shareholder approval.

The Fund normally invests at least 80% of its total assets in the common stocks of the 63 companies that make up the Moneypaper 63 Stock Index.  The Fund’s portfolio companies usually must also satisfy certain other investment characteristics, including growth in earnings, history of paying dividends, debt ratios, and prospects for future growth.

The  Advisor’s disciplined investment approach differs from certain more “actively managed” equity funds because the Advisor does not buy or sell shares of portfolio companies based on swings in economic or market conditions.  The Fund, however, should not be confused with, and is not intended to be, an index fund.  The Fund normally follows closely the stock selections in the Moneypaper’s MP 63 Stock Index.  See “MP 63 Stock Index”, below, for a description of the Index; however, the Advisor reserves the right to make independent investment management decisions regarding the composition of the Fund’s portfolio.  For example, a portfolio company may cease to be listed on the MP 63 Stock Index but continue to be held by the Fund if the Advisor believes that it would be disadvantageous to the Fund and its shareholders to sell such stock at such time.  This determination may also affect the weightings of the stocks or the industries in which the Fund invests as compared with similar weightings in the Index during such time.

The Fund expects to receive cash on an ongoing basis and will make regular investments in the companies it already holds.  Initial investments were made by the Fund in proportion to the then-current holdings of the MP 63 Stock Index.  On a regular basis, cash is invested, to the extent possible, evenly among the 63 companies that make up the Index.  This process results in a strategy similar to that of dollar-cost averaging.  By utilizing this strategy when investing additional funds for its  shareholders and by minimizing portfolio turnover, the Advisor believes that the Fund will maximize accumulation, thereby compounding Fund value.  Dividends will be reinvested in the companies that paid them.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents such a money market mutual funds. If the Fund invests in shares of  another mutual fund, including a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.

PRINCIPAL INVESTMENT RISKS

Risks in General

You could lose money investing in the Fund.  When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.  Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which the Fund invests on a day-to-day basis.  Further, the management team may not accurately predict the direction of the market as a whole and/or may select stocks that under perform the market or their peers.  As a result, their investment decisions may not accomplish what they were intended to achieve.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.  You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all.  In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may decrease more than the stock markets in general.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies.  Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile.  Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a medium-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Focused Portfolio Risks

The Fund invests the majority of its assets in the securities that make up the Moneypaper 63 Stock Index.  Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than a Fund that holds a larger array of securities.

MP 63 STOCK INDEX

The MP 63 Stock Index was created by the editors of The Moneypaper (a monthly investment newsletter) at the start of 1994 in order to track a representative sampling of companies that offer direct investment  plans (“DRIPs”).  The portfolio managers of the Fund also monitor and manage the MP 63 Stock Index.  With an emphasis on quality and diversity, the Index contains companies that, in the managers’ opinions, can easily serve as “core” holdings in any portfolio and typify the long-term aims of the small investor who uses DRIPs to build wealth.  The Index’s design results in holdings comprised of a mixture of industrial companies, utilities, and transportation firms, and runs the gamut from pharmaceuticals to retailers.  Included are blue-chip companies, banks, food companies, and other companies that the Advisor believes should do well over the long term.

The MP 63 Index was equally weighted at inception (January 1, 1994) among companies, regardless of their size, and basically follows the fate of $100 investments in each company, with dividends reinvested, individually and in the aggregate.  Each company has its own “index,” regardless of price level or stock-split history, and the overall index is the aggregate performance of all stocks.  When an individual company has a reading of 200, it has doubled the value of its initial investment, which was made at the start of 1994, turning $100 into $200.  When the MP 63 passed the 200 level, as it did on June 6, 1997, it meant that an initial investment of $6,300 ($100 in each company) had achieved a value of more than $12,600.  Past performance is not indicative of future performance.

The MP 63 Index is designed to demonstrate to and encourage individual investors to achieve long-term  wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality,  investor-friendly firms that offer DRIPs.  In most cases, the companies included require ownership of just one share to enroll in their direct investment plan.  In addition, these companies either do not charge any fees or, in some cases, charge minimal fees for participating in such plans.  Although the Fund may not exactly mirror the holdings of the MP 63 Stock Index, its investing philosophy, as described above, is inspired by it.

Companies are replaced in the Fund in conjunction with changes made by the Advisor to the underlying Index.  Replacements to companies in the Index are generally made only when, in the Advisor’s judgment, a company no longer meets the Advisor’s criteria for expected performance or when a component is merged into or acquired by another company that is a non-DRIP company.  However, if the acquirer is judged by the Advisor to be a suitable replacement, it may take the  place of the company being acquired.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”), dated June 30, 2011.

SECTION 3  |  MANAGEMENT

INVESTMENT ADVISOR

The Moneypaper Advisor, Inc. (the “Advisor”), 555 Theodore Fremd Avenue, Suite B103, Rye, NY 10580, has been retained under an Investment Advisory Agreement with the Fund to act as the Fund’s investment advisor subject to the authority of the Board of Directors.

The Advisor furnishes the Fund with investment advice and supervises the Fund’s management and investment programs.  Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee, equal on an annual basis, to 0.35% of its average daily net assets.  The Investment Advisory Agreement is terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days’ written notice.  The Investment Advisory Agreement will terminate automatically in the event of  its “assignment” as defined in the Investment Company Act.  The Investment Advisory Agreement had an initial duration of two years, and is renewable annually thereafter.  Generally speaking, absent willful misfeasance, bad faith, gross negligence on the part of the Advisor, or reckless disregard of its obligations under the Investment Advisory Agreement, the Advisor is not liable for any action or failure to act in accordance with its duties thereunder. A discussion of the material factors considered by the Board when it last approved or renewed the Investment Advisory Agreement is available in the annual or semi-annual report to shareholders following the Board's approval or renewal.

PORTFOLIO MANAGERS

Ms. Vita Nelson and Mr. David Fish are responsible for the overall management of the Fund’s portfolio.

Ms. Nelson is President of the Advisor and co-manager of the Fund.  Ms. Nelson’s first job in the financial industry was as a bond trader at Granger & Co. in New York, where she made a market in municipal bonds.  In addition to her advisory responsibilities, she is the Chief Executive Officer of The Moneypaper, Inc., and the Editor and Publisher of two financial publications.  Ms. Nelson has, among her achievements, popularized the use of direct investment plans (DRIPs).  These plans accept investments from individuals directly (thereby permitting the investor to bypass brokers). Ms. Nelson graduated from Boston University with a degree in Comparative Literature.

Mr. Fish is co-manager of the Fund and the Executive Editor of The Moneypaper, Inc. and The Moneypaper’s Guide to Direct Investment Plans.  He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper, Inc., include research, editing, and revising The Moneypaper’s Guide to Direct Investment Plans.  Prior to joining The Moneypaper, Inc. in 1996, Mr. Fish had been a Senior Accountant with Thom McAn Shoe Company, beginning in 1974.  Mr. Fish graduated  magna cum laude with a B.S. degree in Business Administration from Worcester State College, Worcester, MA (1974).

The Fund’s SAI contains more information about the Fund managers’ compensation, other accounts managed by the Fund managers, and the Fund managers’ ownership of Fund shares.

SECTION 4  |  HOW TO PURCHASE SHARES

HOW SHARES ARE PRICED EACH DAY

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is based upon the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value  =

Total Net Assets – Liabilities

Number of Shares Outstanding

The Fund’s NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 pm. Eastern time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Mutual Shareholder Services, LLC. (the “Transfer Agent”).  Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day’s NAV.  The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Fund’s Board of Directors.  The Fund may use an independent pricing service to determine market value.

FAIR VALUE PRICING

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

HOW TO INVEST IN THE FUND

The Fund offers only No-Load shares to the public.  No-Load Shares are sold at net asset value without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM

TYPE OF

INVESTMENT

SUBSEQUENT

ACCOUNT

TO OPEN ACCOUNT

INVESTMENTS

REGULAR

$1,000

$100

IRAs

$1,000

$100

401k PLANS OR

NONE

$50

OTHER EMPLOYER

SPONSORED  RETIREMENT

PLANS

The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors.  All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions.  No cash, credit cards, or third party checks will be accepted.  A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer, through participating financial services professionals, and to the extent permitted by law, the Internet.  After you have established your account, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan.  Any questions you may have can be answered by calling the Fund, toll free, at 1-877-MP63FUN (676-3386).

PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to The MP63 Fund, and mail the form and check to:

The MP 63 Fund

C/O: Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 pm. Eastern time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY TELEPHONE AND WIRE TRANSFER

To make an initial purchase of shares by wire transfer, take the following steps:

1.

Call 1-877-MP63FUN (676-3386) to inform us that a wire is being sent.

2.

Obtain an account number from the Transfer Agent.

3.

Fill out, fax (440-526-4446), then mail the Account Application to the Transfer Agent

4.

Ask your bank to wire funds to the account of:

U.S. Bank, N.A.

Cincinnati, OH

ABA# 042000013

For credit to the MP63 Fund

Account # 130100788905

Shareholder Acct. No._________________________________

(Insert Account Number)

Shareholder Acct. Name_______________________________

(Insert Shareholder Name)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire.  The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed.  Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application.  You may make purchases by telephone only if you have an account at a bank that is a member of an Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses.  However, if the Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan.  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund.  You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the plan.  You can automatically transfer $50 or more per month or $100 or more per quarter from your bank, savings and loan, or other financial institution to purchase additional shares.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.  For more information, call the Transfer Agent at 1-877-MP63FUN (676-3386).

TAX-QUALIFIED RETIREMENT PLANS

The Fund is available for your tax-deferred retirement plan.

*

Individual Retirement Accounts (“IRAs”): simple IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law;

*

403(b) plans for employees of public school systems and non-profit organizations;

*

401(k) plans;

*

Profit-sharing plans and pension plans for corporations and employees.

You can also transfer your tax-deferred plan from another fund or custodian.  The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA.  An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 1-877-676-3386.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union.  The custodian will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person  who opens an account.  Investors opening an account will be asked their name, address, date of birth, and other information that will allow the Fund to identify them. The Fund also may request other identifying documents or information.  The Fund may not be able to open an account or complete a transaction until it is able to verify an investor’s identity.

All purchases of the Fund’s shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders received in such manner will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.  Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

SECTION 5  |  HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

You may redeem all or a portion of your shares at any time.  Your shares will be redeemed at the Fund’s per share NAV next determined after receipt of your instructions in good order as explained below.  The Fund’s NAV will fluctuate on a daily basis.  The redemption value of your shares may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund at the time your redemption is processed.

If authorized in the Account Application, you may contact the Transfer Agent by telephone with an oral request or send a written request. All redemption requests must be in “good order”.

“Good order” means that your request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made on the third business day after the valuation date but no longer than seven days.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)

if you change the ownership on your account;

(ii)

when you want the redemption proceeds sent to a different address than is registered on the account;

(iii)

if the proceeds are to be made payable to someone other than the account’s owner(s);

(iv)

any redemption transmitted by federal wire transfer to your bank; and

(v)

if a change of address request has been received by the Fund or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account.  A redemption will not be processed until the signature guarantee, if required, is received in “Good Order”.

Signature guarantees are designed to protect both you and the Fund from fraud.  To obtain a signature guarantee, you should visit a bank, trust company, credit union securities broker or dealer, or savings and loan association.  Contact the Fund at 1-877-MP63FUN(676-3386) for further details.

REDEMPTION BY MAIL

To redeem shares by mail, simply mail a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered, to the Transfer Agent at: MP 63 Fund, Inc., c/o: Mutual Shareholder  Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147. Requests must include the following documentation:

1.

any required signature guarantees (see Signature Guarantees, above); and

2.

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.

REDEMPTION BY TELEPHONE

Provided the Telephone Redemption Option has been authorized in your Account Application, your may redeem shares by calling the Transfer Agent at 1-877-MP63FUN (676-3386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions.  If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine.

The Transfer Agent’s records of such telephone instructions are binding and each shareholder, and not  the Fund or its transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine.  The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions.  The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

It maybe difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests.  Although the Advisor believes that this would not be an advantageous time at which to redeem your shares, you may still elect to do so.  If you cannot reach the Fund by telephone, you should issue written instructions to the Transfer Agent at Mutual Shareholder Services,  LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

PAYMENT OF REDEMPTION PROCEEDS

After your shares have been redeemed, proceeds will generally be paid within three business days.  In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE.  Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION FEE

The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can unnecessarily disrupt the Fund’s investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Additionally, short-term trading drives up the Fund’s transaction costs as measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.  Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders.  For these reasons, the Fund assesses a 1% fee on the redemption of shares held for less than 180 days from original purchase date.

The fee does not apply to any shares purchased through automatic investments, reinvested distributions (dividends and capital gains) or shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit-sharing plans, and money purchase pension plans).  This fee also does not apply to shares held in IRA accounts.

INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption request.  You will be notified in writing prior to any such redemption and will be allowed 30 days in which to make additional investments before the redemption is processed.

SECTION 6  |   GENERAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income, if any, and net realized capital gains, if any,  at least annually.  Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

Although the Advisor believes that accumulating shares through the reinvestment of all dividends  and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

*

Reinvest all distributions in additional shares;

*

Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

*

Receive all distributions in cash.

You can change your distribution option by notifying the Fund in writing.  If you do not select an option when you open your account, all distributions will be reinvested in additional shares.  You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months),  the transfer agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund.  If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value.  Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as “undeliverable,” all Fund distributions will automatically be reinvested in the Fund. Be sure to send the Transfer Agent notification of any change of address.

TAX STATUS

Distributions of income by the Fund are generally taxable to  shareholders as ordinary  income.  Certain  Fund distributions may be considered as  short-  or long-term  capital gain. Capital  gains  may  be  taxable  at  different  rates depending on the length of time that the Fund holds its assets. Interest income from direct   investment   by   non-corporate taxpayers in  U.S.  Government obligations (but not repurchase agreements) generally  is not subject to state taxation.  However, some states may tax mutual fund dividends attributable to such income.  The Transfer Agent will send a notice to each shareholder (Form1099 or 1099 substitute) advising the  shareholder  of  any  taxable income or capital gains distributed by the Fund for each taxable year.

A sale of Fund shares is a taxable event that may result in a capital  gain  or loss.   To the extent that redemption requests result in sales of shares of the Fund’s portfolio  securities,  remaining shareholders may be subject to capital gains or losses. However, the Fund’s early redemption fee policy, the fees from which are used to defray Fund expenses,  is  designed  to encourage longer-term investment in the Fund and to discourage redemptions. The early redemption fee is designed to discourage such sales and compensate existing shareholders.

For  a  more  detailed  discussion  of  the federal income tax consequences  of investing in shares of the Fund, see “Taxation” in the SAI. Before investing in this Fund, you should consult your tax advisor  regarding  the  consequences of your local and state tax laws.

CODE OF ETHICS

The Fund and the Advisor have each adopted a Code of Ethics that restricts personal investing practices by employees of the Advisor and its affiliates.  Among other provisions, the Code of Ethics requires that  employees with access to information about the purchase or sale of securities in the Fund’s portfolio obtain clearance before executing personal trades.  With respect to Ms. Nelson and Mr. Fish, the Code of Ethics prohibits the acquisition of securities in an initial public offering, as well as of profits derived from the purchase and sale of the same security within 60 calendar days.  These provisions are designed  to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Advisor is responsible for placing all orders for purchases and sales of the Fund’s securities.  In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to the Fund, as well as to the Advisor and its affiliates.  Subject to seeking the most favorable price and execution available, the Advisor may not consider sales of the Fund’s shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers.  In addition, any portfolio transactions for the  Fund that are executed on an agency basis may be effected through an affiliate of the Advisor.  For more information, see “Portfolio Transactions and Allocation of Brokerage” in the SAI.

SECTION 7  |  FINANCIAL HIGHLIGHTS

The  financial highlights table is intended to help you understand the Fund’s financial performance for the Fund’s last five fiscal years ending on the last day of February of each period.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information for the Fund’s fiscal years presented below has been audited by WithumSmith+Brown, PC,  whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Selected data for a share outstanding throughout the period ended the last day of February:	2011	2010	2009	2008	2007
Net Asset Value- Beginning of Period	$10.74	$6.91	$12.10	$ 13.36	$12.48
Net Investment Income	0.20	0.20	0.22	0.18	0.17
Net Gains or Losses on Securities (realized and unrealized)	1.69	3.85	(5.20)	(0.51)	1.13
Total from Investment Operations	1.89	4.05	(4.98)	(0.33)	1.30

Distributions (from Net Investment Income)	(0.20)	(0.22)	(0.21)	(0.19)	(0.17)
Distributions (from Net Capital Gains)	0.00	0.00	0.00	(0.74)	(0.25)
Total Distributions	(2.20)	(0.22)	(0.21)	(0.93)	(0.42)
Net Asset Value- End of Period	$12.43	$ 10.74	$ 6.91	$ 12.10	$ 13.36
Total Return (a)	17.65%	58.49%	(41.49)%	(3.08)%	10.40%
Ratios/Supplemental Data

Net Assets-End of Period (Thousands)

    Ratio of Expenses to Average Net Assets

    Ratio of Expenses to Average Net Assets

    (before reimbursement)

    Ratio of Net Income to Average Net Assets

    Ratio of Net Income to Average Net Assets

    (before reimbursement)

	41,338 0.89% 0.89% 1.78% 1.78%	36,481 0.98% 0.98% 2.09% 2.09%	23,497 0.96% 0.96% 2.04% 2.04%	39,992 0.88% 0.88% 1.34% 1.34%	41,137 0.97% 0.97% 1.28% 1.28%
Portfolio Turnover Rate	6.39%	14.73%	10.66%	4.75%	25.90%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

SECTION 8  |  PRIVACY STATEMENT

Commitment to Consumer Privacy

From our first day of operation, The MP63 Fund, Inc. (the “Fund”) has been committed to handling investor information responsibly.  We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities.  New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Fund.

Collection and Disclosure of Shareholder Information

The Fund collects, retains  and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. We only use such information to enhance, evaluate  or modify a consumer’s relationship with The Fund to administer shareholder accounts, or to identify  specific financial needs and to provide consumers with information about the Fund and related products  and services.  We do not share or sell personal information about consumers to third parties for their  independent use.  However, we may share information with companies affiliated with the Fund in order  to provide you with information about other products or services that may be of interest to you.

•

Consumer information  collected  by,  or on behalf of the Fund generally comes from the following sources:

•

Account   applications,   other   required   forms, correspondence,  written  or electronic, or telephone contacts  with shareholders  or  consumers  inquiring about the Fund;

•

Transaction history of a shareholder’s account; or

•

Third parties.

We may disclose consumer information to third parties who are not affiliated with the Fund:

•

as  permitted  by  law,  for  example  with service providers  who maintain or service customer  accounts for the Fund or to a shareholder’s broker/dealer, or

•

to perform  marketing  services  on  our  behalf or pursuant to a joint marketing agreement with  another financial institution.

Security of Customer Information

We require service providers to the Fund:

•

to maintain policies and procedures designed to assure only appropriate access to information about customers of the Fund;

•

to limit the use of information about customers of the  Fund to the purposes for which the information was disclosed, or as otherwise permitted by law; and

•

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Fund.

SECTION 9  |  FOR MORE INFORMATION

A Statement of Additional Information (“SAI”) containing additional information about the Fund, dated  June 30, 2011 is available free of charge.  Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. The Fund’s Annual Report, dated February 28, 2011, contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  An SAI and/or the Annual and  Semi-Annual Reports will be sent to any investor within three (3) business days of the Fund’s receipt of a request for one.  Such request should be addressed to MP 63 Fund, Inc., C/O: Mutual  Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The telephone number for shareholder inquiries and to request copies of the SAI or the Fund’s Annual and Semi-Annual Reports is 1-877-MP63FUN  (676-3386).

Information about the Fund, including the SAI also can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Fund are also available on the EDGAR database or on the Commission’s Internet site at http://www.publicinfo@sec.gov.  Copies of this information maybe obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

(INVESTMENT COMPANY ACT FILE NO. 811-09053)